BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Class VA (offered on and after May 2, 2016)

Supplement dated July 6, 2020 to the Prospectus dated May 1, 2020

This supplement revises information in the prospectus dated May 1, 2020 for contracts issued by Brighthouse Life Insurance Company of NY (“we,” “us,” or “our”) which will (1) decrease certain GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates available under the FlexChoice Access Level and FlexChoice Access Expedite variations of the GLWB rider offered with Class VA (offered on and after May 2, 2016) variable annuity contracts, and (2) consolidate the age bands that we use to determine those rates. These changes are effective July 20, 2020 and this supplement explains which rates and age bands you will receive if you purchase a contract.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at: Brighthouse Life Insurance Company of NY, Annuity Service Center, P.O. Box 10366, Des Moines, Iowa 50306-0366, or call us at (800) 343-8496, to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Applications signed on or before July 19, 2020 and received with all necessary information by our Annuity Service Center, in Good Order, before the close of the New York Stock Exchange on July 31, 2020 will receive the FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the May 1, 2020 prospectus.

Applications signed on or before July 19, 2020 but not received by our Annuity Service Center until after the close of the New York Stock Exchange on July 31, 2020 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Applications signed on and after July 20, 2020 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Regulation 60 Transactions. Certain contract purchases involving a replacement of another insurance contract are subject to New York Regulation No. 60 (11 MYCRR 51), and different transaction rules will apply. Please consult with your financial professional to determine if one of the below processes will apply to your transaction.

One-Step Process: Necessary paperwork for a Regulation 60 transaction initiated and an application signed on or before July 19, 2020 and received, in Good Order, by our Annuity Service Center before the close of the New York Stock Exchange on July 31, 2020, will receive the FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the May 1, 2020 prospectus.

Necessary paperwork for a Regulation 60 transaction initiated and an application signed on or before July 19, 2020 but not received by our Annuity Service Center until after the close of the New York Stock Exchange on July 31, 2020 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

SUPP-FCVANY-0720

Two-Step Process: Necessary paperwork for a Regulation 60 transaction initiated on or before July 19, 2020 and received, in Good Order, by our Annuity Service Center before the close of the New York Stock Exchange on July 31, 2020 and additional necessary paperwork including a signed application received, in Good Order, by our Annuity Service Center before the close of the New York Stock Exchange on September 4, 2020 will receive the FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated in the May 1, 2020 prospectus.

Necessary paperwork for a Regulation 60 transaction initiated on or before July 19, 2020 and received by our Annuity Service Center before the close of the New York Stock Exchange on July 31, 2020, BUT the application and other necessary paperwork is received by our Annuity Service Center, after the close of the New York Stock Exchange on September 4, 2020 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Necessary paperwork for a Regulation 60 transaction initiated on or before July 19, 2020 BUT received by our Annuity Service Center after July 31, 2020, even if the application and other necessary paperwork is received by our Annuity Service Center before the close of the New York Stock Exchange on September 4, 2020 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

Necessary paperwork for a Regulation 60 transaction initiated on and after July 20, 2020 will receive the new FlexChoice Access GLWB Withdrawal Rates and GLWB Lifetime Guarantee Rates indicated below.

New FlexChoice Access GLWB Rate Table effective July 20, 2020

Under “Living Benefits—Guaranteed Lifetime Withdrawal Benefit—GLWB Rate Table” in the prospectus, for FlexChoice Access Level and FlexChoice Access Expedite, 1) replace the “—” in the column “Date Last Available” with “07-19-20,” and 2) insert the following new rows as the first rows of the FlexChoice Access Level and FlexChoice Access Expedite rate tables:

FlexChoice Access Level

Offers a steady GLWB Withdrawal Rate and GLWB Lifetime Guarantee Rate throughout your lifetime.

Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/ Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)[1]		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
07/20/20	—	5.00%	10th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least age 50 years old at contract issue.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
					Minimum Spousal Age: Your Spouse’s Date of Birth may not be more than 10 years after your Date of Birth.	59 1⁄2 to less than 65	3.75%	3.75%	2.75%
						65+	4.75%	4.75%	3.75%

FlexChoice Access Expedite

Offers a higher GLWB Withdrawal Rate while your Account Value is greater than zero and a reduced GLWB Lifetime Guarantee Rate if your Account Value is reduced to zero.

Date First Available	Date Last Available	Rollup Rate	Rollup Rate Period End Date	Lifetime Withdrawal Age	Minimum Issue Age/ Minimum Spousal Age	GLWB Withdrawal Rate (When Account Value is greater than $0)[1]		GLWB Lifetime Guarantee Rate (When Account Value is reduced to $0)
7/20/20	—	5.00%	10th Contract Anniversary	59 1⁄2	Minimum Issue Age: You must be at least age 50 years old at contract issue. Minimum Spousal Age: Your Spouse’s Date of Birth may not be more than 10 years after your Date of Birth.	Age at 1st Withdrawal After Age 59 1⁄2	Withdrawal Rate	Age When Account Value is Reduced to Zero	Single Lifetime Guarantee Rate	Joint Lifetime Guarantee Rate
						59 1⁄2 to less than 65	5.00%	79 or younger	2.50%	2.00%
								80+	3.00%	2.25%
						65+	6.00%	79 or younger	3.50%	2.75%
								80+	4.00%	3.25%

1.

When the Account Value is greater than zero, only one GLWB Withdrawal Rate will apply. Your GLWB Withdrawal Rate is determined by when you take your first withdrawal after the Lifetime Withdrawal Age and is independent of your election of payments using the applicable Single or Joint Lifetime Guarantee Rate when your Account Value is reduced to zero.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE